Exhibit 99.1

Sunoco LP Announces Commencement of Private Exchange Offers and

Consent Solicitations for Outstanding Notes of Parkland Corporation

DALLAS, October 6, 2025 – Sunoco LP (NYSE: SUN) (“Sunoco”) today announced the commencement of private offers by Sunoco to all Eligible Holders (as defined below) to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) Canadian dollar denominated notes (collectively, the “PKI CAD Notes”) and U.S. dollar denominated notes (collectively, the “PKI USD Notes” and together with the PKI CAD Notes, the “PKI Notes”) previously issued by Parkland Corporation (“Parkland”) listed in the tables below, pursuant to the terms and subject to the conditions set forth in a confidential exchange offer memorandum and consent solicitation statement for the PKI CAD Notes, dated as of October 6, 2025 (the “CAD Exchange Offer Memorandum”), and a confidential exchange offer memorandum and consent solicitation statement for the PKI USD Notes, dated as of October 6, 2025 (the “USD Exchange Offer Memorandum”, and together with the CAD Exchange Offer Memorandum, each an “Exchange Offer Memorandum,” and collectively, the “Exchange Offer Memoranda”). The interest rate, interest payment dates, maturity date and redemption terms of each series of new notes to be issued by Sunoco in the Exchange Offers (the “New Notes”) will be substantially identical as those of the corresponding series of PKI Notes to be exchanged.

The following tables set forth the Early Participation Exchange Consideration (as defined below) and the Expiration Date Exchange Consideration (as defined below) offered for each series of the PKI Notes:

Title of Series of PKI CAD Notes	CUSIP No.	Maturity Date	Principal Amount Outstanding		Early Participation Exchange Consideration(1)(2)	Expiration Date Exchange Consideration(3)
3.875% Senior Notes due 2026	70137WAJ7 (Unrestricted) 70137WAK4 (Restricted)	June 16, 2026	C$	600,000,000	C$1,000 principal amount of Sunoco’s 3.875% Senior Notes due 2026 and C$2.50 in cash	C$950 principal amount of Sunoco’s 3.875% Senior Notes due 2026
6.000% Senior Notes due 2028	70137WAB4 (Unrestricted) 70137WAA6 (Restricted)	June 23, 2028	C$	400,000,000	C$1,000 principal amount of Sunoco’s 6.000% Senior Notes due 2028 and C$2.50 in cash	C$950 principal amount of Sunoco’s 6.000% Senior Notes due 2028
4.375% Senior Notes due 2029	70137WAF5 (Unrestricted) 70137WAE8 (Restricted)	March 26, 2029	C$	600,000,000	C$1,000 principal amount of Sunoco’s 4.375% Senior Notes due 2029 and C$2.50 in cash	C$950 principal amount of Sunoco’s 4.375% Senior Notes due 2029

(1)	For each C$1,000 principal amount of PKI CAD Notes validly tendered at or before the Early Participation Date (as defined below), not validly withdrawn and accepted for exchange.
(2)	The C$1,000 is inclusive of a C$50.00 Early Participation Premium (as defined below).
(3)

For each C$1,000 principal amount of PKI CAD Notes validly tendered after the Early Participation Date and at or before the Expiration Date (as defined below), not validly withdrawn and accepted for exchange.

Title of Series of PKI USD Notes	CUSIP No.	Maturity Date	Principal Amount Outstanding		Early Participation Exchange Consideration(1)(2)	Expiration Date Exchange Consideration(3)
5.875% Senior Notes due 2027	70137TAP0 (144A) C71968AB4 (Reg. S)	July 15, 2027	US$	500,000,000	US$1,000 principal amount of Sunoco’s 5.875% Senior Notes due 2027 and US$2.50 in cash	US$950 principal amount of Sunoco’s 5.875% Senior Notes due 2027
4.500% Senior Notes due 2029	70137WAG3 (144A) C7196GAA8 (Reg. S)	October 1, 2029	US$	800,000,000	US$1,000 principal amount of Sunoco’s 4.500% Senior Notes due 2029 and US$2.50 in cash	US$950 principal amount of Sunoco’s 4.500% Senior Notes due 2029
4.625% Senior Notes due 2030	70137WAL2 (144A) C7196GAB6 (Reg. S)	May 1, 2030	US$	800,000,000	US$1,000 principal amount of Sunoco’s 4.625% Senior Notes due 2030 and US$2.50 in cash	US$950 principal amount of Sunoco’s 4.625% Senior Notes due 2030
6.625% Senior Notes due 2032	70137WAN8 (144A) C7196GAC4 (Reg. S)	August 15, 2032	US$	500,000,000	US$1,000 principal amount of Sunoco’s 6.625% Senior Notes due 2032 and US$2.50 in cash	US$950 principal amount of Sunoco’s 6.625% Senior Notes due 2032

(1)	For each US$1,000 principal amount of PKI USD Notes validly tendered at or before the Early Participation Date, not validly withdrawn and accepted for exchange.
(2)	The US$1,000 is inclusive of a US$50.00 Early Participation Premium.
(3)	For each US$1,000 principal amount of PKI USD Notes validly tendered after the Early Participation Date and at or before the Expiration Date, not validly withdrawn and accepted for exchange.

Concurrently with the Exchange Offers, Sunoco is soliciting consents (collectively, the “Consent Solicitations”) from the Eligible Holders to adopt certain proposed amendments to the indentures governing the PKI Notes (the “PKI Indentures” and each, a “PKI Indenture”) to, among other things, eliminate from each PKI Indenture, as it relates to each series of PKI Notes (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the financial reporting covenant and (iv) the offer to purchase notes upon a “Change of Control” (collectively, the “Proposed Amendments”). The Proposed Amendments will become effective with respect to a particular series of PKI Notes to the extent (i) there is participation in the related Exchange Offer by holders of the relevant series of PKI Notes of at least a majority in principal amount of such series and (ii) all tendered PKI Notes of such series are accepted for exchange in the related Exchange Offer. Eligible Holders of PKI Notes that tender such PKI Notes will be deemed to have given consent to the Proposed Amendments (in respect of the applicable series of PKI Notes tendered).

Eligible Holders will not be permitted to tender their PKI Notes without delivering consents or to deliver consents without tendering their PKI Notes. Tenders of PKI Notes may not be withdrawn after the earlier of (i) 5:00 p.m., New York City time, on the Early Participation Date, and (ii) the date on which the applicable supplemental indenture to the corresponding PKI Indenture implementing the applicable Proposed Amendments is executed, unless extended (such date and time, as the same may be extended, the “Withdrawal Deadline”), except in the limited circumstances where additional withdrawal rights are required by law. A valid withdrawal of tendered PKI Notes will also constitute the revocation of the related consent with respect to the applicable PKI Indenture. As used herein, a “valid withdrawal” means valid withdrawal prior to the Withdrawal Deadline.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the respective Exchange Offer Memorandum, copies of which will be made available to holders of the PKI Notes eligible to participate in the Exchange Offers. Each Exchange Offer and the Consent Solicitation will expire at 5:00 p.m., New York City time, on November 4, 2025, unless extended or terminated (such time and date, as the same may be extended, the “Expiration Date”). However, Eligible Holders who validly tender and do not validly withdraw their PKI Notes at or prior to 5:00 p.m., New York City time, on October 20, 2025, unless extended or terminated (as the same may be extended, the “Early Participation Date”), will be eligible to receive greater consideration for their PKI Notes than will be available for tenders made after the Early Participation Date but at or prior to the Expiration Date, all as more fully described in the respective Exchange Offer Memorandum. Sunoco reserves the right to terminate, withdraw, amend or extend one or more of the Exchange Offers and Consent Solicitations in its discretion, subject to applicable law and the terms and conditions set forth in the Exchange Offer Memoranda.

Subject to the terms and conditions set forth in the respective Exchange Offer Memorandum, for each C$1,000 principal amount of PKI CAD Notes and each US$1,000 principal amount of PKI USD Notes, respectively, validly tendered and not validly withdrawn at or prior to the Early Participation Date, Eligible Holders of such PKI Notes will be eligible to receive the applicable consideration set forth in the table above under the heading “Early Participation Exchange Consideration” (the “Early Participation Exchange Consideration”), which includes a payment of C$2.50 for PKI CAD Notes and US$2.50 for PKI USD Notes in cash, respectively (the “Cash Payment”), and an early participation premium, payable in principal amount of New Notes, of C$50.00 for PKI CAD Notes and US$50.00 for PKI USD Notes, respectively (the “Early Participation Premium”). To be eligible to receive the Early Participation Exchange Consideration, Eligible Holders must have validly tendered at or prior to the Early Participation Date, not have validly withdrawn the tender of their PKI Notes of the applicable series at or prior to the Early Participation Date and beneficially own such PKI Notes at the Expiration Date.

For each C$1,000 principal amount of PKI CAD Notes and each US$1,000 principal amount of PKI USD Notes, respectively, validly tendered and not validly withdrawn after the Early Participation Date and at or prior to the Expiration Date, Eligible Holders of such PKI Notes will be eligible to receive the applicable consideration set forth in the respective table above under the heading “Expiration Date Exchange Consideration” (the “Expiration Date Exchange Consideration”), which does not include either the Early Participation Premium or the Cash Payment. To be eligible to receive the Expiration Date Exchange Consideration, Eligible Holders must validly tender (and not validly withdraw) their PKI Notes after the Early Participation Date and at or prior to the Expiration Date.

Settlement of the Exchange Offers is expected to be promptly following the Expiration Date (the “Settlement Date”), unless Sunoco extends the Expiration Date or terminates the Exchange Offers.

Each series of New Notes will have substantially identical interest rates, interest payment dates, maturity dates and redemption terms as the corresponding series of PKI Notes. The first interest payment on any New Notes will include the accrued and unpaid interest on the PKI Notes tendered in exchange therefor so that a tendering Eligible Holder will receive the same interest payment it would have received had its PKI Notes not been tendered in the Exchange Offers and Consent Solicitations; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of PKI Notes equal to the aggregate principal amount of New Notes an Eligible Holder receives, which may be less than the principal amount of corresponding PKI Notes tendered for exchange if such holder tenders (and does not subsequently withdraw) its PKI Notes after the Early Participation Date.

Sunoco, in its sole discretion, subject to applicable law, may extend the Early Participation Date, the Withdrawal Deadline and the Expiration Date with respect to any or all of the Consent Solicitations and Exchange Offers. Any extension of the Early Participation Date, the Withdrawal Deadline or the Expiration Date with respect to either or both of the Consent Solicitations or Exchange Offers by Sunoco will automatically extend the Early Participation Date, the Withdrawal Deadline or the Expiration Date, as applicable, with respect to the corresponding Consent Solicitation or Exchange Offer. In addition, each Exchange Offer and Consent Solicitation is subject to certain conditions such as, among other things, completion of Sunoco’s acquisition of all of the issued and outstanding common shares of Parkland (the “Parkland Acquisition”), which condition may not be waived by Sunoco, a majority of each series of PKI USD Notes and a majority of each series of PKI CAD Notes shall have tendered and consented, and the receipt of the requisite consents necessary to effect the Proposed Amendments to each of the PKI Indentures. Sunoco may generally waive any such conditions at any time (except for the condition that the Parkland Acquisition shall have been consummated), and any waiver of a condition by Sunoco with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. In addition, Sunoco may amend the terms of any Exchange Offer or Consent Solicitation without amending the terms of any other Exchange Offer or Consent Solicitation, respectively. Any amendment of the terms of an Exchange Offer by Sunoco will automatically amend such terms with respect to the corresponding Consent Solicitation, as applicable.

This news release is neither an offer to sell nor a solicitation of an offer to buy the notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The New Notes offered hereby have not been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws and no prospectus will be filed under applicable securities laws in any of the provinces or territories of Canada. Accordingly, the New Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and other applicable securities laws, pursuant to registration or exemption therefrom. The New Notes may not be offered or sold in the United States or to any “U.S. persons” (as such term is defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Only persons who properly complete and return the eligibility certification (the “Eligibility Letter”), which is available from the Information Agent (as defined below), certifying that they are (i) if such person is located in the United States, a “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (“QIBs”) or (ii) if such person is located outside of the United States, such person is not a U.S. person and (if a resident in Canada) a “non-U.S. qualified offeree” (such persons, “USD Exchange Eligible Holders”) are authorized to receive and review the respective USD Exchange Offer Memorandum. Only USD Exchange Eligible Holders who have completed and returned an Eligibility Letter, available from the Information Agent, are authorized to receive or review the USD Exchange Offer Memorandum or to participate in the Exchange Offers and Consent Solicitations applicable to the PKI USD Notes.

Only (i) QIBs, (ii) non-U.S. persons that are outside of the United States within the meaning of Regulation S under the Securities Act or (iii) non-U.S. persons that are resident in Canada and an “accredited investor” (as such term is defined in National Instrument 45-106 – Prospectus Exemptions) and, in the case of a purchaser resident in Ontario, subsection 73.3(1) of the Securities Act (Ontario), without being an individual unless such individual is also a “permitted client” as such term is defined in National Instrument 31-103 – Registration Requirements, Exemptions, and Ongoing Registrant Obligations (such persons, the “CAD Exchange Eligible Holders” and, together with the USD Exchange Eligible Holders, the “Eligible Holders”) are eligible to participate in the Exchange Offers and Consent Solicitations applicable to the PKI CAD Notes.

Holders who desire to obtain a copy of the Eligibility Letter should contact D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers and Consent Solicitations (the “Information Agent”), at (800) 967-7635 (toll-free) or (212) 269-5550 (banks and brokers), at www.dfking.com/parkland or by email at parkland@dfking.com. D.F. King & Co., Inc. will also provide copies of the respective Exchange Offer Memorandum to Eligible Holders.

Computershare Investor Services Inc. is the exchange and tabulation agent for the Exchange Offer and Consent Solicitation relating to the PKI CAD Notes, and can be reached at +1(604) 661-9400.

Questions concerning the terms of the Exchange Offers or the Consent Solicitations should be directed to the dealer managers for the Exchange Offers and the solicitation agents for the Consent Solicitations:

Citigroup Global Markets Inc.

388 Greenwich Street, 4th Floor Trading

New York, New York 10013

Attn: Liability Management Group

Collect: +1 (212) 723-6106

Toll free: +1 (800) 558-3745

E-mail: ny.liabilitymanagement@citi.com

TD Securities (USA) LLC 1 Vanderbilt Avenue, 11th Floor New York, New York 10017 Attention: Liability Management Group Collect: +1 (212) 827-2842 Toll Free: +1 (866) 584-2096 Email: LM@tdsecurities.com

The Exchange Offers and Consent Solicitations are being made only pursuant to the Exchange Offer Memoranda. The Exchange Offer Memoranda and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to Eligible Holders. The Exchange Offers are not being made to holders of PKI Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any securities commission, stock exchange or other similar regulatory authority, nor has any such securities commission, stock exchange or other similar regulatory authority passed upon the accuracy or adequacy of the Exchange Offer Memoranda.

None of Sunoco, Sunoco’s subsidiaries, its and their respective directors or officers, the dealer managers and solicitation agents, the information and exchange agent, the exchange and tabulation agent, any trustee for the New Notes or the PKI Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their PKI Notes in the Exchange Offers or deliver consents to the Proposed Amendments.

About Sunoco LP

Sunoco LP (NYSE: SUN) is an energy infrastructure and fuel distribution master limited partnership operating in over 40 U.S. states, Puerto Rico, Europe, and Mexico with an extensive network of approximately 14,000 miles of pipeline and over 100 terminals for midstream operations. Sunoco’s general partner is owned by Energy Transfer LP (NYSE: ET).

Forward-Looking Statements

This news release may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law, including without limitation statements regarding the Exchange Offers, the expected Settlement Date and the Parkland Acquisition. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in Sunoco’s Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Sunoco undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Contacts

Scott Grischow

Treasurer, Senior Vice President – Finance

(214) 840-5660, scott.grischow@sunoco.com

Brian Brungardt

Director – Investor Relations

(214) 840-5437, brian.brungardt@sunoco.com

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